JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

THIS LEASE is made between the JAMES J.GRIES SUPPLEMENTAL TRUST FUND, 9

CALIFORNIA STREET, HICKSVILLE, NEW YORK, 11801.

DATED 2-01-08 herein called “Lessor” and INTUITIVE SYSTEMS SOLUTIONS INC., 5229

DAYWOOD STREET, N. LAS VEGAS, NEVADA, 89031 herein called “Lessee”.

Lessee hereby offers to lease from Lessor the premises situated in the City of Henderson, County of Clark, State of Nevada, described as:

2053 PABCO ROAD, HENDERSON, NV. 89015 upon the following TERMS and CONDITIONS:

1. Term and Rent. Lessor demises the above premises for a term of six (6) Months, commencing on 2-01-08 through 7 -31-08, at a monthly rental of $3,000.00 payable in advance on the first day of each month for that month’s rental, during the term of this Lease. All rental payments shall be made to lessor, at the address specified above. Lessee shall pay rent for. February 1,2008 upon lease signing. Lessee may occupy premises upon execution of this lease and all conditions of this lease will apply at such time.

2. Rent Increases. The base rent for six (6) months will be $3,000.00.

3. Use. The premises will be used primarily as offices with some warehousing for the business known as INTUITIVE SYSTEM SOLUTIONS INC.

Type of Business: Control System Integrator.

The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose stated hereinabove.

4. Vehicle Parking Spaces. Lessee shall be entitled to use for lease purposes the total number of four (4) parking spaces on the premises.

5. Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated in writing herein.

Lessee shall, at his own expense and at all times, maintain the premises in good and safe working condition, including plate glass, electrical wiring, lighting, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good a condition as received, normal wear and tear expected. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, and structural foundations which shall be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, including but not limited to, sidewalks, driveways, lawns and shrubbery, as would otherwise be required to be maintained by Lessor.

6. Alterations. Lessee agrees not to make any alternations or additions to the premises or any contract therefor without first submitting the plans and specifications for the proposed alterations or additions to Lessor and securing Lessor’s written consent thereto.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

Any such alterations or additions shall become the property of Lessor and shall remain upon and be surrendered with the premises or, at Lessor’s option, must be removed from the premises by Lessee at Lessee’s sole costs and expense upon the termination of the Lease. Lessee’s trade fixtures are excluded from this provision. All alterations and additions to the premises shall be done at Lessee’s sole cost and expense. All alterations or additions must comply with all applicable building code requirements and any alteration or addition requiring a permit must have said permit secured prior to its undertaking.

Lessee shall provide to Lessor, with respect to alternations:

(1) Name of Contractor performing work, and copy of Contractor’s license and bond status;

(2) Build-out plans and subsequent permits for same prior to construction;

(3) Final sign-off from Building Department, Certificate of Occupancy (if applicable) and all material and/or labor lien releases related to alterations.

7. Ordinances and Statutes. Lessee shall comply with all statutes, ordinances, and requirements of all municipal, state, and federal authorities now in force or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof of Lessee.

8. Assignment and Subletting. Lessee shall not assign the Lease nor shall Lessee sublet any portion of the premises without the prior consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or sublease without such consent shall be void and, at the option of the Lessor, may terminate the Lease.

Should Lessee assignor sublet entire property, Lessor shall receive all proceeds including all rents and any profit. Profit means all amounts paid to Lessee for such assignment of lease or sublease, including key money, monthly rent in excess of the monthly rent payable under the lease, and all fees and other consideration paid for the assignment or sublease.

9. Liens. Lessee shall pay and discharge any mechanic’s materials, license, or other liens against the premises claimed in respect to labors, services, materials, supplies or equipment furnished or alleged to have been furnished to or upon the request of the Lessee. Lessee may contest any such lien claim upon furnishing to Lessor reasonable indemnification of the final payment and discharge thereof.

Lessee has examined and has knowledge of the condition of the premises and hereby agrees to accept the same in “as is” condition, with no warranties from Lessor, either express or implied.

10. Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited to, charges for sewer, water, gas, electricity, telephone, and garbage.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

11. Entry and Inspection. Lessee shall permit Lessor or Lessor’s agent(s) to enter the premises at reasonable times for the purpose of inspecting the same, and will permit Lessor at any time within ninety (90) days prior to the expiration of the Lease, to place upon the premises any reasonable “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises.

12. Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered.

13. Waste. Lessee agrees not to commit or allow any waste or nuisance upon the premises or any public or service areas adjacent thereto, and further agrees not to use the premises or public or service areas in such a manner as to create any hazard, including but not limited to, fire or other hazard, or to cause injury or damage to person or property.

14. Indemnification. Lessee indemnifies and agrees to hold Lessor harmless against any and all claims of third parties from damages or expense arising from or incident to the business conducted by Lessee in or about the premises or from any action or omission to act of Lessee or its agents, employees, contractors, invitees, licensees, or other persons with or without authority of Lessee in entering upon or performing any act relating to the premises. If any such claim or action is brought against Lessor, Lessee shall assume the defense thereof and shall pay for all attorneys’ fees, court costs, or other expenses incurred in the defense of such claim or action.

Lessee retains all common law and statutory defenses that it has with respect to the duty owed a trespasser, including but not limited to, refraining from any intentional act that causes injury and to warn and/or repair dangerous conditions then known by Lessee.

Lessee is responsible for the proper storage and disposal of any hazardous solvents or substances used in conducting their regular business.

15. Insurance. Lessee, at its expense, shall maintain public liability insurance including bodily injury, property damage insuring Lessee and Lessor with minimum coverage as follows:

One Million ($1,000,000.00) per person/Two Million ($2,000,000.00) per incident.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice, as provided herein, to Lessor in the event of cancellation or material change of coverage. Lessor retains the right to periodically review and require changes in coverage to maintain adequate insurance.

16. Eminent Domain. If the premises or any part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, the Lease shall terminate on the date when title vests pursuant to such taking. All rent paid by Lessee to Lessor at the time of such taking shall be retained by Lessor.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

17. Destruction of Premises. If the premises should be partially or totally destroyed by fire or other casualty insurable under standard fire and extended coverage insurance, so as to become partially or totally unusable, the premises shall be repaired by Lessor as expeditiously as possible at Lessor’s expense. A pro rata portion of the rent shall abate until such repairs and/or restoration are made.

Lessor shall procure and maintain fire and extended coverage insurance on the building located on the premises, but shall not be responsible for the procurement and maintenance of such insurance on the contents thereof. Lessee shall be solely responsible for the procurement and maintenance of fire extended coverage of insurance covering Lessee’s trade fixtures and any other personal property of Lessee upon the premises.

18. Lessor’s Remedies on Default. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of the default and if Lessee does not cure any such default within Ten (10) Days after the giving of such notice, then Lessor may terminate this Lease on not less than Fifteen (15) Days notice to Lessee.

On the date specified in such notice the term of the Lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If the Lease shall have been so terminated by lessor, Lessor may at any time thereafter assume possession of the premises by any lawful means and remove Lessee or the occupants and their effects. No failure to enforce any term shall be deemed a waiver.

19. Option to Renew. Provided that the Lessee is not in default in the performance of the Lease, Lessee shall have the option to renew the Lease for an additional term agreeable to both Lessor and Lessee not less than Ninety (90) Days prior to expiration of the initial Lease term. All terms and conditions of the Lease shall apply during the renewal term, except that the monthly rent shall be then determined by the Lessor at a rate which IS reasonable to the Lessor upon consideration of all factors, including, but not limited to, the rates of comparable commercial leases in the community.

20. Late Charges. If Lessor does not receive the full amount of the rent payment by the Fifth of each month, Lessee shall pay Lessor a late charge equal to Ten Percent (10%) of the overdue amount. Lessee will be in default after the Fifteenth (15th) of the month for which rent was not paid.

21. Security Deposit. Lessee shall pay upon Lease signing a deposit in the amount of $2,500.00. Note; already received 1-2004. Security deposit is for the performance of Lessee’s obligations under the Lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of the Lessee, Lessee shall, on the demand of the Lessor, deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of the Lease.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

Should the base rent be increased, either through the exercise of an option or for any reason, Lessee shall deposit additional funds with Lessor sufficient to increase the security deposit to an amount equal to the increased base rent.

22. Attorney’s Fees. If suit is brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorney’s fees.

23. Waiver. No failure of Lessor to enforce any term hereof shall be deemed a waiver of any term of the Lease. Nothing contained in the Lease shall be construed a waiver of any of the Lessor’s rights under the laws of the State of Nevada.

24. Choice of Law. In the event of any conflict of laws, the law of the State of Nevada will supersede any other potentially applicable body of law and apply to and govern the terms and conditions of the Lease.

25. Notice. Any notice which either party mayor is required to give, shall be given by mailing the same (or by hand delivery), to Lessee at the premises, or Lessor at the address specified above, or at such other place or places as may be designated by the parties from time to time.

26. Heirs, Assigns, and/or Successors. The Lease is binding upon and inures to the benefit of the heirs, assigns and/or successors in interest to the parties in accordance with all other terms and conditions of the Lease.

27. Corporate Authority. If lessee is a corporation, each person signing the Lease on behalf of Lessee represents and warrants that he or she has full authority to do so, and that the lease binds the corporation. Within thirty (30) days after the Lease is signed, Lessee shall deliver to Lessor a certified copy of a Resolution of Lessee’s Board of Directors, authorizing the execution of the Lease or other evidence of such authority reasonably acceptable to Lessor.

28. Subordination. The Lease is, and shall be, subordinated to all existing and future liens and encumbrances against the property.

29. Force Majeure. If Lessor cannot perform any of its obligations due to events beyond Lessor’s control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. These events include, but are not limited to, acts of God, war, civil, commotion, labor disputes, strikes, fire and flood, and weather conditions.

30. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

31. This lease supercedes all past leases.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008.txt

DATED & DONE FEBRUARY 01, 2008.
LESSOR:
the JAMES J. GRJES SUPPLEMENTAL TRUST FUND
9 CALIFORNIA STREET, HICKSVILLE NEW YORK 11801
FEDERAL I.D. #33-632-1126
Trustee Signature Florence Gries

Trustee Signature Joseph Gries

LESSEE:
INTUITIVE SYSTEM SOLUTIONS INC.
5229 DAYWOOD STREET, N. LAS VEGAS, NEVADA. 89031
FEDERAL I.D. #88-049-4173
PRESIDENT; JODY R. HANLEY
SS ####-##-####

Signature

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. monthly.txt

THIS LEASE is made between the JAMES J.GRIES SUPPLEMENTAL TRUST FUND, 9 CALIFORNIA STREET, HICKSVILLE, NEW YORK, 11801.

DATED 2-01-08 herein called lessor “and INTUITIVE SYSTEMS SOLUTIONS INC., 5229 DAYWOOD STREET, N. LAS VEGAS, NEVADA, 89031 herein called Lessee.”

Lessee hereby offers to lease from Lessor the premises situated in the City of Henderson, County of Clark, State of Nevada, described as: 2053 PABCO ROAD, HENDERSON, NV. 89015 upon the following TERMS and CONDITIONS:

1. Term and Rent. Lessor demises the above premises on a Month to Month basis commencing on 8-01-08 through 8 -31-08, at a monthly rental of $3,000.00 payable in advance on the first day of each month for that month’s rental, during the term of this Lease. All rental payments shall be made to lessor, at the address specified above. Lessee shall pay rent for AUGUST 1, 2008, upon lease signing. Lessee may occupy premises upon execution of this lease and all conditions of this lease will apply at such time.

2. Rent Increases. NOTE: TENANT IS RENTING ON A MONTH TO MONTH BASIS. LANDLORD HAS OPTION TO RAISE RENT ON A MONTHLY BASIS.

The base rent for one (1) month will be S3,000.00 and tenant shall give landlord 2 months notice of vacating building.

3. Use. The premises will be used primarily as offices with some warehousing for the business known as INTUITIVE SYSTEM SOLUTIONS INC..

Type of Business: Control System Intergrator.

The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose stated hereinabove.

4. Vehicle Parking Spaces. Lessee shall be entitled to use for lease purposes the total number of four (4) parking spaces on the premises.

5. Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated in writing herein.

Lessee shall, at his own expense and at all times, maintain the premises in good and safe working condition, including plate glass, electrical wiring, lighting, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good a condition as received, normal wear and tear expected. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, and structural foundations which shall be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, including but not limited to, sidewalks, driveways, lawns and shrubbery, as would otherwise be required to be maintained by Lessor.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. monthly.txt

6. Alterations. Lessee agrees not to make any alternations or additions to the premises or any contract therefor without first submitting the plans and specifications for the proposed alterations or additions to Lessor and securing Lessor’s written consent thereto.

Any such alterations or additions shall become the property of Lessor and shall remain upon and be surrendered with the premises or, at Lessor’s option, must be removed from the premises by Lessee at Lessee’s sole costs and expense upon the termination of the Lease. Lessee’s trade fixtures are excluded from this provision. All alterations and additions to the premises shall be done at Lessee’s sole cost and expense.

All alterations or additions must comply with all applicable building code requirements and any alteration or addition requiring a permit must have said permit secured prior to its undertaking.

Lessee shall provide to Lessor, with respect to alternations:

(1) Name of Contractor performing work, and copy of Contractor’s license and bond status;

(2) Build-out plans and subsequent permits for same prior to construction;

(3) Final sign-off from Building Department, Certificate of Occupancy (if applicable) and all material and/or labor lien releases related to alterations.

7. Ordinances and Statutes. Lessee shall comply with all statutes, ordinances, and requirements of all municipal, state, and federal authorities now in force or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof of Lessee.

8. Assignment and Subletting. Lessee shall not assign the Lease nor shall Lessee sublet any portion of the premises without the prior consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or sublease without such consent shall be void and, at the option of the Lessor, may terminate the Lease.

Should Lessee assignor sublet entire property, Lessor shall receive all proceeds including all rents and any profit. Profit means all amounts paid to Lessee for such assignment of lease or sublease, including key money, monthly rent in excess of the monthly rent payable under the lease, and all fees and other consideration paid for the assignment or sublease.

9. Liens. Lessee shall pay and discharge any mechanic’s materials, license, or other liens against the premises claimed in respect to labors, services, materials, supplies or equipment furnished or alleged to have been furnished to or upon the request of the Lessee. Lessee may contest any such lien claim upon furnishing to Lessor reasonable indemnification of the final payment and discharge thereof.

Lessee has examined and has knowledge of the condition of the premises and hereby agrees to accept the same in “as is “condition, with no warranties from Lessor, either express or implied.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. txt

10. Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including but not limited to, charges for sewer, water, gas, electricity, telephone, and garbage.

11. Entry and Inspection. Lessee shall permit Lessor or Lessor’s agent (s) to enter the premises at reasonable times for the purpose of inspecting the same, and will permit Lessor at any time within ninety (90) days prior to the expiration of the Lease, to place upon the premises any reasonable To Let” or For Lease’signs, and permit persons desiring to lease the same to inspect the premises.

12. Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof Lessor shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered.

13. Waste. Lessee agrees not to commit or allow any waste or nuisance upon the premises or any public or service areas adjacent thereto, and further agrees not to use the premises or public or service areas in such a manner as to create any hazard, including but not limited to, fire or other hazard, or to cause injury or damage to person or property.

14. Indemnification. Lessee indemnifies and agrees to hold Lessor harmless against any and all claims of third parties from damages or expense arising from or incident to the business conducted by Lessee in or about the premises or from any action or omission to act of Lessee or its agents, employees, contractors, invitees, licensees, or other persons with or without authority of Lessee in entering upon or performing any act relating to the premises. If any such claim or action is brought against Lessor, Lessee shall assume the defense thereof and shall pay for all attorneys’ fees, court costs, or other expenses incurred in the defense of such claim or action.

Lessee retains all common law and statutory defenses that it has with respect to the duty owed a trespasser, including but not limited to, refraining from any intentional act that causes injury and to warn and/or repair dangerous conditions then known by Lessee.

Lessee is responsible for the proper storage and disposal of any hazardous solvents or substances used in conducting their regular business.

15. Insurance. Lessee, at its expense, shall maintain public liability insurance including bodily injury, property damage insuring Lessee and Lessor with minimum coverage as follows:

One Million ($1,000,000.00) per person/Two Million ($2,000,000.00) per incident.

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice, as provided herein, to Lessor in the event of cancellation or material change of coverage. Lessor retains the right to periodically review and require changes in coverage to maintain adequate insurance.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. monthly.txt

16. Eminent Domain. If the premises or any part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, the Lease shall terminate on the date when title vests pursuant to such taking. All rent paid by Lessee to Lessor at the time of such taking shall be retained by Lessor.

17. Destruction of Premises. If the premises should be partially or totally destroyed by fire or other casualty insurable under standard fire and extended coverage insurance, so as to become partially or totally unusable, the premises shall be repaired by Lessor as expeditiously as possible at Lessor’s expense. A pro rata portion of the rent shall abate until such repairs and/or restoration are made.

Lessor shall procure and maintain fire and extended coverage insurance on the building located on the premises, but shall not be responsible for the procurement and maintenance of such insurance on the contents thereof. Lessee shall be solely responsible for the procurement and maintenance of fire extended coverage of insurance covering Lessee’s trade fixtures and any other personal property of Lessee upon the premises.

18. Lessor’s Remedies on Default. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof Lessor may give Lessee notice of the default and if Lessee does not cure any such default within Ten (10) Days after the giving of such notice, then Lessor may terminate this Lease on not less than Fifteen (15) Days notice to Lessee.

On the date specified in such notice the term of the Lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as hereinafter provided. If the Lease shall have been so terminated by lessor, Lessor may at any time thereafter assume possession of the premises by any lawful means and remove Lessee or the occupants and their effects. No failure to enforce any term shall be deemed a waiver.

19. Option to Renew. Provided that the Lessee is not in default in the performance of the Lease, Lessee shall have the option to renew the Lease for an additional term agreeable to both Lessor and Lessee not less than Ninety (90) Days prior to expiration of the initial Lease term. All terms and conditions of the Lease shall apply during the renewal term, except that the monthly rent shall be then determined by the Lessor at a rate which IS reasonable to the Lessor upon consideration of all factors, including, but not limited to, the rates of comparable commercial leases in the community.

20. Late Charges. If Lessor does not receive the full amount of the rent payment by the Fifth of each month, Lessee shall pay Lessor a late charge equal to Ten Percent (10%) of the overdue amount. Lessee will be in default after the Fifteenth (15th) of the month for which rent was not paid.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. monthly.txt

21. Security Deposit. Lessee shall pay upon Lease signing a deposit in the amount of $2,500.00.Note; already recieved 1-2004. Security deposit is for the performance of Lessee’s obligations under the Lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of the Lessee, Lessee shall, on the demand of the Lessor, deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of the Lease.

Should the base rent be increased, either through the exercise of an option or for any reason, Lessee shall deposit additional funds with Lessor sufficient to increase the security deposit to an amount equal to the increased base rent.

22. Attorney’s Fees. If suit is brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorney’s fees.

23. Waiver. No failure of Lessor to enforce any term hereof shall be deemed a waiver of any term of the Lease. Nothing contained in the Lease shall be construed a waiver of any of the Lessor’s rights under the laws of the State of Nevada.

24. Choice of Law. In the event of any conflict of laws, the law of the State of Nevada will supersede any other potentially applicable body of law and apply to and govern the terms and conditions of the Lease.

25. Notice. Any notice which either party mayor is required to give, shall be given by mailing the same (or by hand delivery), to Lessee at the premises, or Lessor at the address specified above, or at such other place or places as may be designated by the parties from time to time.

26. Heirs, Assigns, and/or Successors. The Lease is binding upon and inures to the benefit of the heirs, assigns and/or successors in interest to the parties in accordance with all other terms and conditions of the Lease.

27. Corporate Authority. If lessee is a corporation, each person signing the Lease on behalf of Lessee represents and warrants that he or she has full authority to do so, and that the lease binds the corporation. Within thirty (30) days after the Lease is signed. Lessee shall deliver to Lessor a certified copy of a Resolution of Lessee’s Board of Directors, authorizing the execution of the Lease or other evidence of such authority reasonably acceptable to Lessor.

28. Subordination. The Lease is, and shall be, subordinated to all existing and future liens and encumbrances against the property.

29. Force Majeure. If Lessor cannot perform any of its obligations due to events beyond Lessor’s control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. These events include, but are not limited to, acts of God, war, civil, commotion, labor disputes, strikes, fire and flood, and weather conditions.

30. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties.

31. This lease supercedes all past leases.

JAMES J. GRIES SUPPLEMENTAL TRUST LEASE 2008. monthly...txt

DATED & DONE AUGUST 01, 2008.

LESSOR:
the JAMES J. GRIES SUPPLEMENTAL TRUST FUND
9 CALIFORNIA STREET, HICKSVILLE, NEW YORK 11,
FEDERAL I.D. #33-632-1126

Trustee Signature Florence Gries

Trustee Signature Joseph Gries

LESSEE:
INTUITIVE SYSTEM SOLUTIONS INC.
5229 DAYWOOD STREET, N. LAS VEGAS, NEVADA. 89031
FEDERAL I.D. #88-049-4173
PRESIDENT; JODY R. HANLEY
SS ####-##-####

Signature